Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350 (AS ADOPTEDPURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002)

In connection with the quarterly report of Lescarden Inc. (the “Company”) on Form 10 Q for the period ended November 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, William E. Luther, Chief Executive and Chief Financial Officer, certify to my knowledge and in my capacity as an officer of the Company, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and,

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

Date: January 14, 2011

/s/ William E. Luther
William E. Luther
Chief Executive and Chief Financial Officer

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